EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quartery Report on Form 10-Q of Kun De International Holdings Inc. for the period ending September 30, 2015, I, Shuquan Chen, Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Financial Officer) of Kun De International Holdings Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the period ending September 30, 2015, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-Q for the period ending September 30, 2015 fairly presents, in all material respects, the financial condition and results of operations of Kun De International Holdings Inc.

Date: December 2, 2015	By:	/s/ Shuquan Chen
Shuquan Chen
Chief Executive Officer (Principal executive officer, principal financial officer, and principal accounting officer)